Exhibit 99.1

REACHLOCAL, INC.
AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

ReachLocal, Inc., a Delaware corporation, (the “Company”), pursuant to its Amended and Restated 2008 Stock Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (“Holder”), in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the number of shares of the Company’s Common Stock set forth below.  This Restricted Stock award (the “Award”) is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Agreement”) (including, without limitation, the Vesting and Forfeiture Conditions of Restricted Stock Award attached thereto as Appendix A and the Plan, each of which is incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Grant Notice (the “Grant Notice”),  the Agreement and the Appendix.

Holder:	[_________________________________________]

Grant Date:	[_________________________________________]

Total Number of Shares of Restricted Stock:	[______________________]

Vesting Commencement Date:	[_________________________________________]

Vesting Schedule:	The shares of Common Stock underlying this Award will be eligible to vest in accordance with the terms and conditions set forth in Section 2.2(a) of the Agreement and Appendix A attached thereto.

Termination:	The shares of Common Stock underlying this Award will be subject to forfeiture as set forth in Section 2.2(a) of the Agreement and Appendix A attached thereto.

Withholding Tax Election:  Holder understands that by signing the Grant Notice below, Holder hereby affirmatively elects to make the following election (a “Sell to Cover Election”):

Sell to Cover: Holder hereby elects to sell that number of shares of Common Stock determined in accordance with Section 2.2(c) of the Agreement and to allow the Agent (as defined in the Agreement) to remit the cash proceeds of any such sale to the Company. Furthermore, Holder directs the Company to make a cash payment equal to the required tax withholding from the cash proceeds of any such sale directly to the appropriate taxing authorities.  Holder has carefully reviewed Section 2.2(c) of the Agreement and Holder hereby represents and warrants that on the date hereof he or she (i) is not aware of any material, nonpublic information with respect to the Company or any securities of the Company, (ii) is not subject to any legal, regulatory or contractual restriction that would prevent the Agent from conducting sales, (iii) does not have, and will not attempt to exercise, authority, influence or control over any sales of shares of Common Stock effected by the Agent pursuant to the Agreement, and (iv) is entering into the Agreement and this election to “sell to cover” in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 (regarding trading of the Company’s securities on the basis of material nonpublic information) under the Exchange Act.  It is Holder’s intent that this election to “sell to cover” comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.

1

Holder hereby agrees to contact the Administrator prior to accepting this Grant Notice in the event Holder does not wish to make a Sell to Cover Election, and the Administrator will provide Holder a different Grant Notice.

By his or her signature and the Company’s signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice.  Holder has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan.  Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice and/or the Agreement.  If Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

REACHLOCAL, INC.:	HOLDER:
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

2

EXHIBIT A
TO RESTRICTED STOCK AWARD GRANT NOTICE

REACHLOCAL, INC. RESTRICTED STOCK AWARD AGREEMENT

ARTICLE I.

GENERAL

1.1           Defined Terms.  Capitalized terms not specifically defined herein (including in Appendix A hereto) shall have the meanings specified in the ReachLocal, Inc. Amended and Restated 2008 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Agreement is attached.

1.2            Incorporation of Terms of Plan.  The Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

2.1           Award of Restricted Stock.

(a)           Award.  Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement (including Appendix A attached hereto), effective as of the Grant Date set forth in the Grant Notice, ReachLocal, Inc., a Delaware corporation (the “Company”), has granted to Holder an award of Restricted Stock (the “Award”) under the Plan in consideration of Holder’s past and/or continued employment with or service to the Company or a Subsidiary, and for other good and valuable consideration.  The number of shares of Common Stock subject to the Award is set forth in the Grant Notice.  Holder is an Employee, Director or Consultant of the Company or any Subsidiary.

(b)           Book Entry Form; Certificates.  At the sole discretion of the Administrator, the shares of Common Stock will be issued in either (i) uncertificated form, with the shares of Common Stock recorded in the name of Holder in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Sections 2.2(b) and (c) hereof, the Company shall remove such notations on any such vested shares of Common Stock in accordance with Section 2.1(e) hereof; or (ii) certificated form pursuant to the terms of Sections 2.1(c), (d) and (e) hereof.

(c)           Legend.  Certificates representing shares of Common Stock issued pursuant to this Agreement shall, until all Restrictions (as defined below) imposed pursuant to this Agreement lapse or shall have been removed and the shares of Common Stock shall thereby have become vested or the shares of Common Stock represented thereby have been forfeited hereunder, bear the following legend (or such other legend as shall be determined by the Administrator):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT, BY AND BETWEEN REACHLOCAL, INC. AND THE REGISTERED OWNER OF SUCH SHARES OF COMMON STOCK, AND SUCH SHARES OF COMMON STOCK MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

(d)           Escrow.  The Secretary of the Company, or such other escrow holder as the Administrator may appoint, may retain physical custody of any certificates representing the shares of Common Stock until all of the Restrictions lapse or shall have been removed; in such event, Holder shall not retain physical custody of any certificates representing unvested shares of Common Stock issued to him or her.  Holder, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Holder’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares of Common Stock (or shares of Common Stock otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

(e)           Removal of Notations; Delivery of Certificates Upon Vesting.  As soon as administratively practicable after the vesting of any shares of Common Stock subject to the Award pursuant to Section 2.2(a) hereof, the Company shall, as applicable, either remove the notations on any shares of Common Stock subject to the Award issued in book entry form which have vested or deliver to Holder a certificate or certificates evidencing the number of shares of Common Stock subject to the Award which have vested (or, in either case, such lesser number of shares of Common Stock as may be permitted pursuant to Section 11.2 of the Plan).  Holder (or the beneficiary or personal representative of Holder in the event of Holder’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances required by the Company.  The shares of Common Stock so delivered shall no longer be subject to the Restrictions hereunder.

2.2           Restrictions.

(a)           Vesting and Lapse of Restrictions; Forfeiture.  The Award shall vest and Restrictions shall lapse in accordance with the vesting schedule and forfeiture conditions set forth in Appendix A attached hereto.  For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.2 hereof and the exposure to forfeiture set forth in Appendix A attached hereto and the Grant Notice, if any.

(b)           Tax Withholding.  The Company or any Subsidiary shall be entitled to require a cash payment (or to elect, or permit Holder to elect, such other form of payment determined in accordance with Section 11.2 of the Plan) by or on behalf of Holder and/or to deduct from other compensation payable to Holder any sums required by federal, state or local tax law to be withheld with respect to any taxable event arising in connection with this Award or the vesting thereof or lapse of the Restrictions hereunder.  In satisfaction of the foregoing requirement, unless otherwise determined by the Company, (I) the Company or any Subsidiary shall withhold shares of Common Stock otherwise issuable under the Award having a fair market value equal to the sums required to be withheld by federal, state and/or local tax law, or (II) the Company may, in its sole discretion upon Holder’s Sell to Cover Election as set forth in the Grant Notice at the time of the Award, permit Holder to elect to enter into a “sell to cover” commitment with Bank of America Merrill Lynch or such other party instructed by the Company (the “Agent”) whereby Holder irrevocably elects to sell the portion of the shares of Common Stock to be delivered under the Award necessary so as to satisfy the tax withholding obligations and whereby the Agent irrevocably commits to forward the proceeds necessary to satisfy the tax withholding obligations directly to the Company and/or its Subsidiaries.  The number of shares of Common Stock which shall be so withheld or sold, as applicable, in order to satisfy such federal, state and/or local withholding tax liabilities shall be limited to the number of shares which have a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state and/or local tax purposes that are applicable to such supplemental taxable income.  Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b) hereof), the Company shall not be obligated to deliver any new certificate representing shares of Common Stock to Holder or Holder’s legal representative or to enter any such shares of Common Stock in book entry form unless and until Holder or Holder’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Holder resulting from the grant or vesting of the Award or the issuance of shares of Common Stock hereunder.  In the event Holder provided a Sell to Cover Election pursuant to the Grant Notice, Holder hereby acknowledges and agrees:

a)           Holder hereby appoints the Agent as Holder’s agent and authorizes the Agent to (1) sell on the open market at the then prevailing market price(s), on Holder’s behalf, as soon as practicable on or after the shares of Common Stock are issued upon the vesting of any portion of the Award, that number (rounded up to the next whole number) of the shares of Common Stock so issued necessary to generate proceeds to cover (A) any tax withholding obligations incurred with respect to such vesting or issuance and (B) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto and (2) apply any remaining funds to Holder’s federal tax withholding.

b)           Holder hereby authorizes the Company and the Agent to cooperate and communicate with one another to determine the number of shares of Common Stock that must be sold pursuant to subsection (i) above.

c)           Holder understands that the Agent may effect sales as provided in subsection (i) above in one or more sales and that the average price for executions resulting from bunched orders will be assigned to Holder’s account.  In addition, Holder acknowledges that it may not be possible to sell shares of Common Stock as provided by subsection (i) above due to (1) a legal or contractual restriction applicable to Holder or the Agent, (2) a market disruption, or (3) rules governing order execution priority on the national exchange where the shares of Common Stock may be traded.  In the event of the Agent’s inability to sell shares of Common Stock, Holder will continue to be responsible for the timely payment to the Company and/or its Subsidiaries of all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld, including but not limited to those amounts specified in subsection (i) above.

d)           Holder acknowledges that regardless of any other term or condition of this Section 2.2(b), the Agent will not be liable to Holder for (1) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, or (2) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control.

e)           Holder hereby agrees to execute and deliver to the Agent any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this Section 2.2(b).  The Agent is a third-party beneficiary of this Section 2.2(b).

f)           This Section 2.2(b) shall terminate not later than the date on which all tax withholding obligations arising in connection with the vesting of the Award have been satisfied.

(c)              Notwithstanding the foregoing, in the event that Holder is subject to the Company’s Insider Trading Compliance Program (or any successor program or policy) and any shares of Common Stock covered by the Award are scheduled to vest on a day (the “Original Delivery Date”) that does not occur during an open “window period” applicable to Holder, as determined by the Company in accordance with such policy, and the Company elects (i) not to satisfy its tax withholding obligations by withholding shares of Common Stock from Holder’s distribution, and (ii) not to permit Holder to satisfy its tax withholding obligations through  a “sell to cover” commitment with a broker-dealer (including but not limited to a commitment under a previously established Company-approved 10b5-1 plan or a “sell to cover” commitment pursuant to Holder’s Sell to Cover Election on the Grant Notice at the time of the Award), then such shares of Common Stock shall not be issued on such Original Delivery Date and shall instead be issued on the first business day of the next occurring open “window period” but in no event later than the later of December 31st of the calendar year of the Original Delivery Date, or the fifteenth (15th) day of the third calendar month following the Original Delivery Date.

(d)              To ensure compliance with the Restrictions, the provisions of the charter documents of the Company, and/or state and federal securities and other laws and for other proper purposes, the Company may issue appropriate “stop transfer” and other instructions to its transfer agent with respect to the Restricted Stock.  The Company shall notify the transfer agent as and when the Restrictions lapse.

(e)           Conditions to Delivery of Common Stock.  The shares of Common Stock deliverable under this Award may be either previously authorized but unissued shares of Common Stock, treasury shares of Common Stock or shares of Common Stock purchased on the open market.  Such shares of Common Stock shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock under this Award prior to fulfillment of the conditions set forth in Section 11.4 of the Plan.

Notwithstanding the foregoing, the issuance of such shares of Common Stock shall not be delayed to the extent that such delay would result in a violation of Section 409A of the Code.  In the event that the Company delays the issuance of such shares of Common Stock because it reasonably determines that the issuance of such shares of Common Stock will violate federal securities laws or other applicable law, such issuance shall be made at the earliest date at which the Company reasonably determines that issuing such shares of Common Stock will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii).

2.3           Consideration to the Company.  In consideration of the grant of the Award by the Company, Holder agrees to render faithful and efficient services to the Company and its Subsidiaries.

ARTICLE III.

OTHER PROVISIONS

3.1             Section 83(b) Election.  If Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which Holder would otherwise be taxable under Section 83(a) of the Code, Holder hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

3.2           Restricted Stock Not Transferable.  Until the Restrictions hereunder lapse or expire pursuant to this Agreement and the shares of Common Stock vest, the Restricted Stock (including any shares of Common Stock received by holders thereof with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the restrictions on transferability set forth in Section 11.3 of the Plan; provided, however, that this Section 3.2 notwithstanding, with the consent of the Administrator, the shares of Common Stock may be transferred to one or more Permitted Transferees, subject to and in accordance with Section 11.3 of the Plan.

3.3           Rights as Stockholder; Dividend Rights.  Except as otherwise provided herein, upon the Grant Date, Holder shall have all the rights of a stockholder with respect to the shares of Common Stock, subject to the Restrictions herein, including the right to vote the shares of Common Stock and the right to receive any cash or stock dividends paid to or made with respect to the shares of Common Stock.  Any dividends or distributions made with respect to the Award, or any portion of the Award, as to which the Restrictions have not yet lapsed shall be subject to the same Restrictions as the Award, and shall be held by the Company, without interest thereon, and not distributed to Holder, until such time, and to the extent that, the Award, or such portion of the Award, vests and the Restrictions thereon lapse in accordance with the vesting provisions applicable to the Award or such portion thereof.

3.4           Not a Contract of Service.  Nothing in this Agreement or in the Plan shall confer upon Holder any right to continue to serve as an employee or other service provider of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge or terminate the services of Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Holder.

3.5           Governing Law.  The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.6           Conformity to Securities Laws.  Holder acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.7           Amendments, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of Holder.

3.8           Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Holder shall be addressed to Holder at the most recent address for Holder on the Company’s books and records.  By a notice given pursuant to this Section 3.8, either party may hereafter designate a different address for notices to be given to that party.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.9           Successors and Assigns.  The Company or any Subsidiary may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and any Subsidiary.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

3.10           Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.11           Entire Agreement.  The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and any Subsidiary and Holder with respect to the subject matter hereof.

3.12           Limitation on Holder’s Rights.  Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust.  The Plan, in and of itself, has no assets.  Holder shall have only the rights of a general unsecured creditor of the Company and any Subsidiary with respect to amounts credited and benefits payable, if any, with respect to the shares of Common Stock issuable hereunder.

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

I, ____________________, spouse of _______________, have read and approve the foregoing Restricted Stock Award Agreement (the “Agreement”).  In consideration of issuing to my spouse the shares of the common stock of ReachLocal, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of ReachLocal, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, _____
Signature of Spouse

B-1

APPENDIX A
TO RESTRICTED STOCK AWARD GRANT NOTICE
REACHLOCAL, INC. RESTRICTED STOCK AWARD AGREEMENT

VESTING AND FORFEITURE CONDITIONS OF RESTRICTED STOCK AWARD

The shares of Restricted Stock subject to the Award (the “Shares”) shall vest, and the Restrictions shall lapse, in accordance with the provisions of this Appendix A.  The number of Shares that Vest on any Vesting Date shall be rounded to the nearest whole share, but in no event shall the aggregate number of Shares that Vest and become payable in accordance with this Award exceed the total number of Shares as set forth in the Grant Notice (the “Total Shares”).  Notwithstanding any accelerated vesting provisions contained in any other agreement between the Company and Holder or any Company plan, program or policy in which Holder participates (including without limitation the Company’s Amended and Restated Change in Control Severance Policy for Senior Management), whether now in effect or subsequently adopted or entered into (other than any agreement which expressly, by its terms, amends this Agreement), the following provisions of this Appendix A, as applicable, shall govern the vesting and payment of the Award and such other accelerated vesting provisions (other than those imposed pursuant to an express amendment to this Agreement, if any) shall not apply.

(1)           Stock Price Performance.  Subject to Sections (2), (3) and (4) below, the Award shall Vest as follows:

a)           In the event that the Stock Price Target is first achieved in [_______], the Award shall Vest with respect to [_______] of the Total Shares on [_______], subject to and conditioned upon Holder’s continued Service through the applicable Vesting Date.

b)           In the event that the Stock Price Target is not achieved in [_______] but is first achieved in [_______], the Award shall Vest with respect to [_______] of the Total Shares on [_______] and with respect to [_______] of the Total Shares on [_______], in each case, subject to and conditioned upon Holder’s continued Service through the applicable Vesting Date.

c)           In the event that the Stock Price Target is not achieved in [_______], but is first achieved in [_______], the Award shall Vest with respect to [_______] of the Total Shares on [_______], subject to and conditioned upon Holder’s continued Service through the applicable Vesting Date.

(2)           Change in Control.

a)           Change in Control, Stock Price Target Met.  Subject to Sections (3) and (4) below, if (1) a Change in Control (including without limitation, a Non-Transactional Change in Control) occurs on or prior to [_______], (2) as of immediately prior to such Change in Control, the Stock Price Target has not been achieved [_______] and (3) the Company achieves the Stock Price Target as of the Change in Control, the Award shall Vest as follows:

(i)           In the event that such Change in Control occurs in [_______], the Award shall Vest with respect to [_______] of the Total Shares on [_______] of the Grant Date, in each case, subject to and conditioned upon Holder’s continued Service through the applicable Vesting Date.

(ii)           In the event that such Change in Control occurs in [_______], the Award shall Vest with respect to [_______] of the Total Shares on [_______] and with respect to [_______] Total Shares on [_______], in each case, subject to and conditioned upon Holder’s continued Service through the applicable Vesting Date.

Appendix 1

(iii)           In the event that such Change in Control occurs in [_______], the Award shall Vest with respect to [_______] of the Total Shares on [_______], subject to and conditioned upon Holder’s continued Service through the applicable Vesting Date.

b)           Change in Control After Stock Price Target Met.  For the avoidance of doubt, in the event a Change in Control occurs on or prior to [_______] but after the date on which the Stock Price Target is achieved, the Award shall Vest in accordance with Sections (1) and (3) hereof.

c)           General.  The Shares subject to the Award shall be subject to the terms and conditions of the definitive Change in Control documents applicable to the Common Stock generally, if any, including without limitation any such terms and conditions of an applicable purchase agreement, and Holder hereby consents and agrees to be bound by any and all such terms and conditions with respect to any Shares issued hereunder.

(3)           Qualifying Termination.  Subject to Section (4) below, in the event Holder experiences a Qualifying Termination on or prior to [_______]:

a)           And prior to the date on which the Stock Price Target is achieved pursuant to Sections (1) or (2) above, the Eligible Shares shall remain outstanding and eligible to Vest as follows:

(i)           In the event that the Stock Price Target is achieved in [_______] under Section (1) or (2) above, the Award shall Vest with respect to [_______] of the Eligible Shares on the date on which the Stock Price Target is first achieved;

(ii)           In the event that the Stock Price Target is not achieved in [_______] but is achieved in [_______] under Section (1) or (2) above, the Award shall Vest with respect to [_______] of the Eligible Shares on the date on which the Stock Price Target is first achieved; and

(iii)           In the event that the Stock Price Target is not achieved in [_______], but is achieved in [_______] under Section (1) or (2) above, the Award shall Vest with respect to [_______] of the Eligible Shares on the date on which the Stock Price Target is first achieved.

All Shares which become Forfeited Shares upon a Qualifying Termination and which accordingly do not remain eligible to Vest in accordance with this Section (3)(a) shall automatically be forfeited upon such termination, and Holder’s rights in any such Shares and such portion of the Award shall thereupon lapse and expire.

b)           And on or following the date on which the Stock Price Target is achieved, the Award shall Vest as follows:

(i)           Subject to Section (3)(b)(iv) below, in the event that the Stock Price Target is first achieved in [_______] under Section (1) above, the Award shall Vest with respect to [_______] of the Eligible Shares on the date of the Qualifying Termination (less any Shares that have already Vested pursuant to Section (1) above as of the date of the Qualifying Termination);

(ii)           Subject to Section (3)(b)(iv) below, in the event that the Stock Price Target is not achieved in [_______] but is first achieved in [_______] under Section (1) above, the Award shall Vest with respect to [_______] of the Eligible Shares on the date of the Qualifying Termination (less any Shares that have already Vested pursuant to Section (1) above as of the date of the Qualifying Termination); and

Appendix 2

(iii)           Subject to Section (3)(b)(iv) below, in the event that the Stock Price Target is not achieved in [_______], but is first achieved in [_______] under Section (1) above, the Award shall Vest with respect to [_______] of the Eligible Shares on the date of the Qualifying Termination (less any Shares that have already Vested pursuant to Section (1) above as of the date of the Qualifying Termination).

(iv)           In the event that (A) a Qualifying Termination occurs on or within [one (1) year] following a Change in Control and the Qualifying Termination occurs on or following the date on which the Stock Price Target is achieved (including in connection with a Change in Control), the Award shall Vest with respect to [_______] of the Shares remaining eligible to Vest immediately prior to such Qualifying Termination (determined pursuant to Sections (1) and/or 2(a) above) (less any Shares that have already Vested pursuant to Section (1) above as of the date of the Qualifying Termination).  For the avoidance of doubt, the vesting provisions described in Section 3(b)(i)-(iii) above shall govern if a Qualifying Termination occurs (x) more than [one year] after the occurrence of a Change in Control that first attains the Stock Price Target, (y) in the case of attainment of the Stock Price Target [_______] and the occurrence of a Non-Transactional Change in Control, both occurring prior to the Qualifying Termination, more than [one (1) year] after such Change in Control or (z) in the case of attainment of the Stock Price Target [_______] and the occurrence thereafter of a Change in Control, both occurring prior to the Qualifying Termination, more than [one (1) year] after such Change in Control.

(4)           Forfeiture.

a)           Termination of Service.  In the event that Holder experiences a Termination of Service that is not a Qualifying Termination during the Performance Period, Shares that have not Vested as of the date of termination shall thereupon automatically be forfeited by Holder as of the date of termination and Holder’s rights in any such Shares and such portion of the Award shall thereupon lapse and expire.  In the event that Holder experiences a Qualifying Termination prior to, (i) all Shares that become Eligible Shares upon such Qualifying Termination shall remain outstanding and eligible to Vest following such Qualifying Termination as provided above, and shall be subject to forfeiture as provided in this Section (4), and (ii) all Shares that become Forfeited Shares upon such Qualifying Termination shall automatically be forfeited by Holder as of the date of such termination and Holder’s rights in any such Shares and such portion of the Award shall thereupon lapse and expire.

b)           Failure to Achieve Stock Price.

(i)           In the event that the Stock Price Target is not achieved [_______], [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited as of [_______];

(ii)           In the event that the Stock Price Target is not achieved [_______], [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited as of [_______] and an additional [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited as [_______] of; and

(iii)           In the event that the Stock Price Target is not achieved [_______], [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited as of [_______], an additional [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited as of [_______], and [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited as of [_______] (such that, in any case, all Shares shall be forfeited on or prior to [_______]).

Appendix 3

c)           Change in Control.  If a Change in Control (other than a Non-Transactional Change in Control) occurs during the Performance Period and the Stock Price Target has not been achieved prior to such Change in Control and is not achieved in connection with such Change in Control, [_______] of the Total Shares (or Eligible Shares, as applicable) shall be forfeited immediately prior to such Change in Control.  If a Non-Transactional Change in Control occurs on or prior to [_______] and the Stock Price Target has not been achieved prior to or in connection with such Non-Transactional Change in Control, then the Shares that remained eligible to Vest immediately prior to such Non-Transactional Change in Control shall remain outstanding and eligible to vest in accordance with Sections (1), (2) and (3) above, and shall remain subject to forfeiture in accordance with this Section (4).

d)           For purposes of this Agreement, in the event that Holder is both an Employee and a Director, Holder shall not be deemed to have incurred a Termination of Service unless and until his or her status as both an Employee and Director has terminated.

(5)           Definitions.

a)           “Cause” shall be deemed to exist if Holder is terminated by the Company or a Subsidiary for any of the following reasons: (i) Holder’s willful failure to substantially perform Holder’s duties and responsibilities to the Company or its Subsidiaries; (ii) Holder’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused material injury to the Company or its Subsidiaries; (iii) unauthorized use or disclosure by Holder of any proprietary information or trade secrets of the Company, a Subsidiary or any other party to which Holder owes an obligation of nondisclosure as a result of Holder’s relationship with the Company or its Subsidiaries; (iv) Holder’s willful material breach of any of Holder’s obligations under any written agreement or covenant with the Company or a Subsidiary; or (v) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, to the material detriment of the Company or any of its Subsidiaries.

b)           “Disability” means that Holder has become “disabled” within the meaning of Section 409A of the Code.

c)           “Eligible Shares” means a number of the Total Shares determined by multiplying the Total Shares by the Pro Rata Vesting Ratio.

d)           “Forfeited Shares” means a number of the Total Shares equal to the  Total Shares less the Eligible Shares.

e)            “Good Reason” mean Holder’s resignation from employment with the Company within ninety (90) days after the occurrence of one of the following events without Holder’s express written consent, provided, however, that Holder must provide written notice to the Company within sixty (60) days after the initial occurrence of the event allegedly constituting Good Reason, and the Company shall have thirty (30) days after such notice is given to cure:  (i) a material diminution in Holder’s title, authority or responsibility with the Company and its Subsidiaries; provided, that neither a mere change in title alone nor reassignment following a Change in Control to a position that is substantially similar to the position held prior to the Change in Control shall constitute a material diminution in authority or responsibility; (ii) a material reduction in Holder’s then-current annual base salary; provided, however, that in no event shall a reduction of less than fifteen percent (15%) be deemed material; provided, further, that an across-the-board reduction in salary level of all other employees in positions similar to that of Holder by the same percentage amount as part of a general salary level reduction shall not constitute “Good Reason,” (iii) a material breach by the Company of any employment agreement with Holder or (iv) a material relocation of Holder’s principal place of business, it being understood that travel to Los Angeles, California and other ReachLocal offices may be required for extended periods of time, and such travel shall in no event constitute a relocation of Holder’s principal place of business, and provided that in no event will a relocation to a location within a forty (40)-mile radius of Holder’s current business location be deemed material.

Appendix 4

f)           “Non-Transactional Change in Control” means, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.7(a) of the Plan or Section 2.7(c) of the Plan) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

g)           “Performance Period” means the period beginning on [_______] and ending on the first to occur of [_______] or a Change in Control (other than a Non-Transactional Change in Control).

h)           “Pro Rata Vesting Ratio” means a fraction, (i) the numerator of which equals the number of days elapsed from [_______] through the date of a Participant’s Qualifying Termination, and (ii) the denominator of which equals [_______].

i)           “Qualifying Termination” means a Termination of Service by the Company or a Subsidiary without Cause, by Holder with Good Reason or due to Holder’s death or Disability.

j)           “Service” means Holder’s continued service as an Employee, Consultant and/or Director.

k)           “Stock Price Target” shall be [_______]; provided, however, that in the event that a Change in Control (other than a Non-Transactional Change in Control) occurs during the Performance Period, the Stock Price Target shall be deemed to be achieved immediately prior to the closing of the Change in Control if the price per share of Common Stock paid by the acquiror in the Change in Control transaction is greater than or equal to [_______].

l)            “Vest” or “Vested” means that, with respect to a Share, both (i) the continued Service condition has been satisfied and (ii) the Stock Price Target has been achieved.

m)          “Vesting Date” means, with respect to a Share, the date on which the Share becomes Vested.

Appendix 5